                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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      STATE OF MARYLAND                   1-12803                04-2458042
      -----------------                   -------                ----------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

        321 RAILROAD AVENUE, GREENWICH, CT                 06830
        ----------------------------------                 -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

                                 (203) 863-8200
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

The Company is disclosing on its Current Report on Form 8-K the ratios of earnings to combined fixed charges and preferred stock dividends for the periods shown:



                                                   For the
                                                   Six Months Ended
                                                   April 30,            For the Year Ended October 31,
                                                   -----------------    --------------------------------------------
                                                   2005       2004      2004      2003      2002      2001      2000
                                                   ----       ----      ----      ----      ----      ----      ----

Ratio of earnings to
combined fixed charges and
preferred stock dividends (1).................     2.40       2.49      2.42      2.56      2.76      1.78      1.54


(1) The ratio of earnings to combined fixed charges and preferred stock dividends was computed by dividing earnings by the total of fixed charges and preferred stock dividends. For purposes of computing this ratio, earnings consist of income from continuing operations, plus fixed charges. Fixed charges consist of interest expense.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

           EXHIBIT NO.                         DESCRIPTION

           ----------------    ---------------------------------------------
                12.1           Statement Regarding Computation of Ratios
                               of Earnings to Combined Fixed Charges and
                               Preferred Stock Dividends

                                       -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2005            URSTADT BIDDLE PROPERTIES INC.
                                (Registrant)

                                By:     /s/ Joseph LoParrino
                                        ----------------------------------------
                                Name:   Joseph LoParrino
                                Title:  Vice President and Controller

                         URSTADT BIDDLE PROPERTIES INC.

                                INDEX TO EXHIBITS

         EXHIBIT NO.                         DESCRIPTION

         ----------------    ---------------------------------------------
              12.1           Statement Regarding Computation of Ratios
                             of Earnings to Combined Fixed Charges and
                             Preferred Stock Dividends